UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 21, 2008


                             CEC ENTERTAINMENT, INC.
             (Exact Name of Registrant as Specified in its Charter)




             Kansas                       0-15782                48-0905805
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)



             4441 West Airport Freeway
                   Irving, Texas                                  75062
      (Address of Principal Executive Offices)                  (Zip Code)



                                 (972) 258-8507
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On October 21, 2008, CEC Entertainment, Inc. issued a press release announcing financial results for the third quarter ended September 28, 2008. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information furnished in this Item 2.02 - "Results of Operations and Financial Condition" of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.

Item 9.01. Financial Statements and Exhibits.


     (d) Exhibits

     Exhibit
     Number      Description
     -------     -----------

     99.1        Press Release of CEC Entertainment, Inc. dated October 21, 2008


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CEC ENTERTAINMENT, INC.


Date:  October 21, 2008                     By: /s/ Christopher D. Morris
                                                ---------------------------
                                                Christopher D. Morris
                                                Executive Vice President
                                                Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number      Description
-------     -----------

99.1        Press Release of CEC Entertainment, Inc. dated October 21, 2008